EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with Amendment No. 1 to Annual Report on Form 20-F/ A of Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia, Tbk. (the “Company”) for the yearly period ended December 31, 2003 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Kristiono, President Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Kristiono

Name: Kristiono
Title:  President Director
Date:  April 25, 2005